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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 5, 2002


                           priceline.com Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                    0-25581                  06-1528493
----------------------------  ------------------------   ----------------------
(State or other Jurisdiction  (Commission File Number)      (IRS Employer
      of Incorporation)                                    Identification No.)



     800 Connecticut Avenue, Norwalk, Connecticut                     06854
--------------------------------------------------------         ---------------
          (Address of principal office)                             (zip code)



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS.

      On November 5, 2002 priceline.com Incorporated announced that it was repositioning its non-travel businesses, in particular its new car and telecommunications service, and had eliminated approximately 65 positions, or approximately 15% of its workforce. As part of the repositioning of its non-travel businesses, priceline.com's car service will continue to provide new and used car buying information and guaranteed quote requests, but will no longer allow a customer to name a price for a car, and its telecommunications service will continue to offer long distance calling plans, but will no longer sell Name-Your-Own-Pricesm calling minutes.

ITEM 9. REGISTRATION FD DISCLOSURE.

3RD QUARTER ENDED SEPTEMBER 30, 2002 EARNINGS

      On November 5, 2002, priceline.com Incorporated, a Delaware corporation, announced its results for the 3rd quarter ended September 30, 2002. The information set forth above is qualified in its entirety by reference to the press release (which includes a financial and statistical supplement issued by priceline.com on November 5, 2002), a copy of which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

      The supplement and related information is unaudited and intended as a supplement to, and should be read in conjunction with, priceline.com's audited financial statements and the notes thereto filed with the SEC on Form 10-K and quarterly financial statements filed with the SEC on Form 10-Q.

      EXHIBITS.

        99.1 Press Release (which includes a financial and statistical supplement and related information) issued by priceline.com Incorporated on November 5, 2002 relating to its 3rd quarter ended
                    September 30, 2002 earnings.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PRICELINE.COM INCORPORATED



                                        By: /s/ Jeffery H. Boyd
                                           ---------------------------------
                                           Name: Jeffery H. Boyd
                                           Title: President and Co-Chief
                                                  Executive Officer


Date:  November 6, 2002


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                                  EXHIBIT INDEX

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

EXHIBIT NO.       DESCRIPTION
-----------       -----------
   99.1           Press Release (which includes a financial and statistical
                  supplement and related information) issued by priceline.com
                  Incorporated on November 5, 2002 relating to its 3rd quarter ended September 30, 2002 earnings.


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